SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                February 22, 2005
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)




                             Kearny Financial Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         United States                  0-51093               22-3803741
----------------------------           ----------           -------------
(State or other jurisdiction           (File No.)           (IRS Employer
 of incorporation)                                        Identification Number)


120 Passaic Avenue, Fairfield, New Jersey                       07004
-----------------------------------------                       -----
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (973) 244-4500
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                             KEARNY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01.  Other Events
            ------------

         The Registrant announced on February 22, 2005 that it has received all regulatory approvals for its minority stock offering and expects to close the offering at the close of business on February 23, 2005. Upon closing, Kearny MHC, which formerly owned 100% of the Registrant, will hold 50,916,250 shares, or 70% of the Registrant's outstanding common stock, and 21,821,250 shares, or 30% of the outstanding common stock, will be issued to subscribers in the offering, including 1,745,700 shares to be purchased by the Kearny Federal Savings Bank Employee Stock Ownership Plan.

         Shares of the Registrant are expected to begin trading on Thursday, February 24, 2005, on the Nasdaq National Market under the symbol "KRNY."

         Reference is made to the press release dated February 22, 2005, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------


     Exhibit
     Number                 Description
     ------                 -----------

       99       Press Release dated February 22, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                KEARNY FINANCIAL CORP.



Date: February 22, 2005         By:      /s/John N. Hopkins
                                         -------------------------------------
                                         John N. Hopkins
                                         President and Chief Executive Officer